UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): NOVEMBER 5, 2004



                          ROBOTIC VISION SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)


        DELAWARE                       0-8623                    11-2400145
(State of incorporation)        (Commission File No.)           (IRS Employer
                                                             Identification No.)

                               486 AMHERST STREET
                           NASHUA, NEW HAMPSHIRE 03063
                    (Address of principal executive offices)


                  Registrant's telephone number: (603) 598-8400


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;  ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

     On November 5, 2004, Jeffrey Lucas resigned as the Registrant's Chief Financial Officer. A copy of the press release issued by the Registrant on November 12, 2004, announcing the resignation of Mr. Lucas, is filed as Exhibit
99.1 to this report and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements - None

(b)  Pro Forma Financial Information - None

(c)  Exhibits:


    EXHIBIT NO.           DESCRIPTION

        99.1              Press Release dated November 12, 2004



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2004


                                           ROBOTIC VISION SYSTEMS, INC.



                                           By:    /s/ Pat V. Costa
                                                ----------------------------
                                                Pat V. Costa
                                                Chairman, President and
                                                Chief Executive Officer